SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                         February 26, 1996
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              Date of Report (Date of earliest event reported)



                      HI-SHEAR INDUSTRIES INC.
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           (Exact name of registrant as specified in its charter)



          Delaware            1-7633             11-2406878
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  (State or other juris-    (Commission        (I.R.S. Employer
diction of incorporation)   File Number)    Identification No.)



       3333 New Hyde Park Road, North Hills, New York  11042
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      (Address of principal executive offices)  (Zip Code)



                        (516) 627-8600
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            (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------


          (a) On February 26, 1996, Hi-Shear Industries Inc. (the "Company") completed the sale of its aerospace fastener business through the sale of all of the outstanding stock of its wholly-owned subsidiary, Hi-Shear Corporation ("HSC"), to GFI Industries S.A. of Belfort Cedex, France for $46 million in cash, subject to adjustment based on the closing date net worth of HSC (the "GFI Sale"). The GFI Sale was approved by the Company's stockholders at the Annual Meeting on February 23, 1996.



Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (b)  Pro forma financial information:

               Pro Forma Consolidated Balance Sheet as of November 30, 1995 (Unaudited)

               Pro Forma Consolidated Statement of Income for the year ended May 31, 1995 (Unaudited)

               Pro Forma Consolidated Statement of Income for the six months ended November 30, 1995 (Unaudited)

               Notes to Unaudited Pro Forma Consolidated Financial
               Statements

          (c)  Exhibits:

               Exhibit
               Number         Description
               -------        -----------

               10.1 Stock Purchase Agreement, dated as of October 9, 1995, between the Company and GFI Industries S.A. Previously filed as Exhibit
                              10.1 to the Company's Current Report on Form
                              8-K dated October 9, 1995.

                                 Signature
                                 ---------



          Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   HI-SHEAR INDUSTRIES INC.

                                   (Registrant)



Date:  March 8, 1996          By:  /s/ Victor J. Galgano
                                   ---------------------------
                                       Victor J. Galgano
                                       Chief Financial Officer

                       Index to Financial Statements
                       -----------------------------


                                                            Financial
                                                            Statement
     (b)  Pro forma financial information:                  Page
                                                            ---------

          Pro Forma Consolidated Balance Sheet
          as of November 30, 1995 (Unaudited) . . . . . . . F-1

          Pro Forma Consolidated Statement of Income for the year ended May 31, 1995 (Unaudited) . . . F-2

          Pro Forma Consolidated Statement of Income
          for the six months ended November 30, 1995
          (Unaudited) . . . . . . . . . . . . . . . . . . . F-3

          Notes to Unaudited Pro Forma Consolidated
          Financial Statements  . . . . . . . . . . . . . . F-4

                                          HI-SHEAR INDUSTRIES INC.

                                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                 NOVEMBER 30, 1995

                                                                       Elimination      Pro forma
                         ASSETS                         Consolidated    of HSC (1)     adjustments      Pro forma
                                                        ------------   -----------     -----------      ---------
                                                                                (In thousands)
Current assets:
   Cash and equivalents ............................            $106                       $33,043 (2)    $31,499
                                                                                            (1,650)(3)
   Accounts receivable .............................          10,919      ($10,919)                             0
   Inventories .....................................          20,872       (20,872)                             0
   Other ...........................................           1,951        (1,561)                           390
                                                         -----------   -----------     -----------     ----------
      Total current assets .........................          33,848       (33,352)         31,393         31,889

Net assets of HSC ..................................                        37,156         (37,156)(2)          0

Property, plant and equipment, net .................          11,371       (11,267)                           104
Other assets .......................................           4,030        (2,673)           (140)(3)      1,217
                                                         -----------   -----------     -----------     ----------

Total assets .......................................         $49,249      ($10,136)        ($5,903)       $33,210
                                                         ===========   ===========     ===========     ==========


          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable ...................................          $1,929                       ($1,929)(2)         $0
   Accounts Payable ................................           3,082       ($3,082)                             0
   Accrued income taxes ............................             198          (173)            500 (3)        525
   Accrued salaries and wages ......................           1,641        (1,641)                             0
   Other accrued expenses                                      5,997        (5,240)                           757
                                                         -----------   -----------     -----------     ----------
      Total current liabilities ....................          12,847       (10,136)         (1,429)         1,282

Long-term debt .....................................          10,184                       (10,184)(2)          0

Stockholders' equity ...............................          26,218                         8,000 (2)     31,928
                                                                                            (2,290)(3)
                                                         -----------   -----------     -----------     ----------

Total liabilities and stockholders' equity .........         $49,249      ($10,136)        ($5,903)       $33,210
                                                         ===========   ===========     ===========     ==========


            See notes to unaudited pro forma consolidated financial statements.

                                      HI-SHEAR INDUSTRIES INC.

                         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                       YEAR ENDED MAY 31, 1995



                                                                       Elimination      Pro forma
                                                        Consolidated    of HSC (4)     adjustments      Pro forma
                                                        ------------   -----------     -----------      ---------
                                                                    (In thousands, except per share amounts)
Revenues:
   Net Sales .........................................      $57,484       $(57,484)                             $0
   Other .............................................        1,155         (1,155)                              0
                                                        -----------    -----------                      ----------
                                                             58,639        (58,639)                              0
Cost of goods sold ...................................       46,855        (46,855)                              0
Selling, general and administrative expense ..........       10,826         (8,210)        $  (500)(5)       2,116
                                                        -----------    -----------     -----------      ----------
                                                             57,681        (55,065)           (500)          2,116
                                                        -----------    -----------     -----------      ----------
   Operating income (loss) ...........................          958          3,574             500          (2,116)

Interest expense .....................................        1,292            (66)         (1,223)(6)           3
                                                        -----------    -----------     -----------      ----------
   Loss before income taxes ..........................         (334)         3,508           1,723          (2,119)

Provision for income taxes ...........................          211           (164)                             47
                                                        -----------    -----------     -----------      ----------
   Net loss ..........................................        ($545)        $3,344          $1,723         ($2,166)
                                                        ===========    ===========     ===========      ==========

Weighted average shares outstanding ..................        5,855                                          5,855
                                                        ===========                                     ==========

Net loss per share ...................................       ($0.09)                                        ($0.37)
                                                        ===========                                     ==========


            See notes to unaudited pro forma consolidated financial statements.

                                         HI-SHEAR INDUSTRIES INC.


                           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                     SIX MONTHS ENDED NOVEMBER 30, 1995


                                                                       Elimination      Pro forma
                                                       Consolidated     of HSC (4)     adjustments      Pro forma
                                                       ------------    -----------     -----------      ---------
                                                                   (In thousands, except per share amounts)
Revenues:
   Net Sales .......................................        $30,374       ($30,374)                             $0
   Other ...........................................            767           (767)                              0
                                                        -----------    -----------                      ----------
                                                             31,141        (31,141)                              0

Cost of goods sold .................................         25,904        (25,904)                              0
Selling, general and administrative expense ........          5,181         (3,846)           (205)(5)       1,130
                                                        -----------    -----------     --------------   ----------
                                                             31,085        (29,750)           (205)          1,130
                                                        -----------    -----------     --------------   ----------
   Operating income (loss) .........................             56          1,391             205          (1,130)

Interest expense ...................................            690            (69)           (615)(6)           6
                                                        -----------    -----------     --------------   ----------
   Loss before income taxes ........................           (634)         1,322             820          (1,136)

Provision for income taxes .........................             40             40                               0
                                                        -----------    -----------     --------------   ----------
   Net loss ........................................          ($674)        $1,282            $820         ($1,136)
                                                        ===========    ===========     ==============   ==========

Weighted average shares outstanding ................          5,855                                          5,855
                                                        ===========                                     ==========

Net loss per share .................................         ($0.11)                                        ($0.19)
                                                        ===========                                     ==========


            See notes to unaudited pro forma consolidated financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS

Balance Sheet Adjustments

     1. To deconsolidate the assets, liabilities and stockholders' equity of HSC and include the net amount as "Net assets of HSC" in the unaudited pro forma consolidated balance sheet at November 30, 1995.

     2. To reflect the sale of HSC for $45,156,000 (the purchase price of $46,000,000 reduced by the shortfall which would have occurred in the consolidated net worth of HSC from the consolidated net worth threshold of $38,000,000 specified in the GFI Stock Purchase Agreement, assuming the GFI Sale had been consummated as of November 30, 1995). Concurrent with the sale, cash proceeds are used to prepay the specified debt obligations.

     3. To reflect the estimated transaction costs, including scheduled prepayment premium and loan origination costs of $290,000 and estimated tax liability of $500,000 from the gain on the sale.

Income Statement Adjustments

     4. To eliminate the operating results of HSC from the unaudited consolidated condensed statement of operations.

     5. To reflect a decrease in selling, general and administrative expense for
(i) the amortization of loan origination and other finance costs relating to the Company's line of credit which will be eliminated upon the completion of the transaction and (ii) certain pension costs which will be assumed by HSC upon the completion of the GFI Sale.

     6. To reflect a decrease in interest expense resulting from the prepayment of debt obligations from the GFI Sale proceeds.

                               Exhibit Index
                               -------------



          Exhibit
          Number         Description
          -------        -----------

          10.1 Stock Purchase Agreement, dated as of October 9, 1995, between the Company and GFI Industries S.A. Previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated October 9, 1995.